UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 6, 2014, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) in Elgin, Illinois.  A total of 18,083,805 shares of the Company’s Common Stock were present in person or by proxy, which represented approximately 93.96% of the shares entitled to vote and which constituted a quorum.  At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 27, 2014.

1.	ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors.  The shares present were voted as follows:

Nominees	For	Against	Abstain	Broker Non-Votes

Selim A. Bassoul	15,868,491	474,279	15,672	1,725,363
Sarah Palisi Chapin	15,987,010	355,908	15,524	1,725,363
Robert B. Lamb	16,084,035	258,140	16,267	1,725,363
John R. Miller III	14,057,462	2,284,683	16,297	1,725,363
Gordon O’Brien	14,239,558	2,102,987	15,897	1,725,363
Philip G. Putnam	15,585,822	756,820	15,800	1,725,363
Sabin C. Streeter	15,904,249	438,693	15,500	1,725,363

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2015 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal two was the approval, by an advisory vote, of the 2013 compensation of the Company’s named executive officers.  The shares present were voted as follows:

FOR: 8,560,967  AGAINST: 7,486,309  ABSTAIN: 311,166  BROKER NON-VOTES: 1,725,363

Pursuant to the foregoing votes, proposal two was approved on an advisory basis.

3.	AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

Proposal three was the amendment of the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s Common Stock from 47,500,000 to 95,000,000 shares (the “Amendment”).  The shares present were voted as follows:

FOR: 9,738,544  AGAINST: 8,253,849  ABSTAIN: 91,412  BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal three was approved.  On May 8, 2014, the Company filed a Certificate of Amendment of the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to implement the Amendment, which became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

4.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal four was the ratification of Ernst & Young LLP as independent public accountant of the Company for the current fiscal year ending January 3, 2015.  The shares present were voted as follows:

FOR: 18,047,682  AGAINST: 15,430  ABSTAIN: 20,693  BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal four was approved.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of The Middleby Corporation, as filed with the Secretary of State of the State of Delaware on May 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 8, 2014	By:	/s/ Timothy J. FitzGerald
	Name:	Timothy J. FitzGerald
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of The Middleby Corporation, as filed with the Secretary of State of the State of Delaware on May 8, 2014.